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                                                                   EXHIBIT 10.33


                    SEVENTH AMENDMENT TO AMENDED AND RESTATED
                         REVOLVING CREDIT, TERM LOAN AND
                           GOLD CONSIGNMENT AGREEMENT


         Seventh Amendment, dated as of January 31, 2001 (the "Amendment"), amending that certain Amended and Restated Revolving Credit, Term Loan and Gold Consignment Agreement dated as of September 10, 1998 (as amended and in effect from time to time, the "Credit Agreement"), by and among (a) Whitehall Jewellers, Inc. (f/k/a Marks Bros. Jewelers, Inc.), a Delaware corporation (the "Borrower"); (b) Fleet Capital Corporation, LaSalle Bank National Association (f/k/a LaSalle National Bank), ABN AMRO Bank N.V. and the other lending institutions which are now parties thereto (collectively, the "Banks"); and (c) Fleet Capital Corporation, as Collateral Agent, Administrative Agent and Syndication Agent for the Agents as herein defined and the Banks and LaSalle Bank National Association and ABN AMRO Bank N.V., each as Syndication Agent for the Agents and the Banks (the Collateral Agent, Administrative Agent and Syndication Agents are collectively referred to as the "Agents"). Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

         WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SS.1. AMENDMENTS TO CREDIT AGREEMENT.

         (a) Section 12.3 of the Credit Agreement is hereby amended by deleting the ratio "1.00:1.00" set forth opposite the period of "2/1/00-1/31/01" and replacing such ratio with "0.05:1.00".

         (b) Section 12.5 of the Credit Agreement is hereby amended by deleting the period of "10/31/00 - 01/31/01" in the table contained therein and the amount of "$39,000,000" set forth opposite such period and replacing them with the period of "01/31/01" and the amount of "$32,400,000".

         SS.2. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Administrative Agent receives (a) a counterpart of this Amendment, executed by each of the Borrower, the Agents and the Majority Banks, and (b) an amendment fee in an aggregate amount equal to four basis points ($65,600) on the Commitment and the outstanding principal amount of the Term Loan of each Bank to be allocated pro rata among the Banks which consent to this Amendment.

         SS.3 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower contained in the Credit Agreement (including, without limitation, the representation regarding litigation contained in Section 9.7 thereof) were true and


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                                      -2-


correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

         SS.4. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SS.5. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agents or the Banks consequent thereon.

         SS.6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SS.7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).



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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.


                                    WHITEHALL JEWELLERS, INC. (f/k/a Marks
                                    Bros. Jewelers, Inc.)



                                    By: /s/ Jon H. Browne
                                           ---------------------------------
                                           Name: Jon H. Browne
                                           Title: EVP - CFO

                                    FLEET CAPITAL CORPORATION,
                                    individually and as Administrative Agent, as Collateral Agent and as Syndication Agent



                                    By: /s/ Arthur A. Pesavento
                                           ---------------------------------
                                           Name: Arthur A. Pesavento
                                           Title: Vice President

                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    individually and as Syndication Agent



                                    By: /s/ Bernardo Lacayo
                                           ---------------------------------
                                           Name: Bernardo Lacayo
                                           Title: Assistant VP

                                    ABN AMRO BANK N.V., individually and as
                                    Syndication Agent



                                    By: /s/ Jeffrey Sarfaty
                                           ---------------------------------
                                           Name: Jeffrey Sarfaty
                                           Title: VP


                                    By: /s/ Neil Koppelson
                                           ---------------------------------
                                           Name: Neil Koppelson
                                           Title: VP

                                    THE CHASE MANHATTAN BANK



                                    By: /s/ Irene B. Spector
                                           ---------------------------------
                                           Name: Irene B. Spector
                                           Title: VP



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                                          BANK OF AMERICA, N.A.



                                          By: /s/ Peter J. Gates
                                            ---------------------------------
                                                 Name: Peter J. Gates
                                                 Title: Senior Vice President



                                          SOVEREIGN BANK NEW ENGLAND



                                          By:/s/ Patricia Maleeba
                                            ---------------------------------
                                                 Name: Patricia Maleeba
                                                 Title: Vice President